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                                                                    Exhibit 10.8

Schedule Identifying Substantially Identical Agreements to Exhibit No. 10.7

Various subsidiaries of the Company each entered into loan agreements which are substantially identical to the loan agreement filed under Exhibit 10.7. The following table lists the borrower(s), loan amount, interest rate and maturity date that differs from that in Exhibit 10.7 for the loan listed below.

Borrower(s)                          Loan Amount              Interest Rate     Maturity Date
-----------                          -----------              -------------     -------------
Sun Scio Farms LLC                   $40,964,950.00           5.32%              7/1/2016